     TEMPORARY CERTIFICATE:EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY.

           COMMON                                                  COMMON
           NUMBER                                                  SHARES

                              TRAMMELL CROW COMPANY

        PAR VALUE $.01                                          PAR VALUE $.01

THIS CERTIFICATE TRANSFERABLE IN                               CUSIP 89288R 10 6
  DALLAS, TX AND NEW YORK, NY                                  SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                              TRAMMELL CROW COMPANY
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS
CERTIFIES
THAT





IS THE
OWNER OF



             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

TRAMMEL CROW COMPANY TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED UNDER AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE CORPORATION AND ANY AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE WITH THE CORPORATION AND THE TRANSFER AGENT, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF, ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


                              CERTIFICATE OF STOCK


/s/ George L. Lippe           TRAMMELL CROW COMPANY
                                    CORPORATE            Dated:
     PRESIDENT AND CHIEF              SEAL
     EXECUTIVE OFFICER                1997               COUNTERSIGNED
                                    DELAWARE             AND REGISTERED:
                                        *                    CHASEMELLON
                                                             SHAREHOLDER
                                                             SERVICES, L.L.C.
                                                                TRANSFER AGENT
                                                                AND REGISTRAR
                                                         BY
/s/ William P. Leiser

          SECRETARY AND TREASURER
                                                            AUTHORIZED SIGNATURE
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                                   [LOGO]

                            TRAMMELL CROW COMPANY


    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                          UNIF GIFT MIN ACT --
    TENCOM -- as tenants in common                    ________  Custodian ______
    TENENT -- as tenants by the entireties             (Cust)            (Minor)
    JT TEN -- as joint tenants with right of       under Uniform Gifts to Minors
              survivorship and not as tenants      Act_________________________
              in common                                    (State)

        Additional abbreviations may also be used though not in the above list.

  For value received, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,____________________

                 NOTICE:           X__________________________________________
       THE SIGNATURE(S) TO THIS                     (SIGNATURE)
       ASSIGNMENT MUST CORRE-
       SPOND WITH THE NAME(S) AS
       WRITTEN UPON THE FACE OF
       THE CERTIFICATE IN EVERY
       PARTICULAR WITHOUT ALTER-
       ATION OR ENLARGEMENT OR
       ANY CHANGE WHATEVER.        X__________________________________________
                                                    (SIGNATURE)


                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN
                                   ASSOCIATIONS AND CREDIT UNIONS WITH
                                   MEMBERSHIP IN AN APPROVED SIGNATURE
                                   GUARANTEE MEDALLION PROGRAM). PURSUANT TO
                                   SEC. RULE 17A-d-15
                                   -------------------------------------------
                                   SIGNATURE(S) GUARANTEED BY: